UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

HARROW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	HROW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934: Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 2, 2026, Harrow, Inc. (the “Company”) issued a press release, which, among other things, reaffirmed the Company’s full-year 2025 revenue guidance of between $270 million and $280 million. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2026, the Company appointed Patrick W. Sullivan, age 50, as Chief Commercial Officer of the Company, effective immediately.

Patrick W. Sullivan joined the Company as Head of Commercial in August 2025, bringing over 25 years of commercial leadership experience. Before joining the Company, Mr. Sullivan was Vice President of Marketing, Neurology Portfolio at Corium Therapeutics, where he led U.S. commercialization and launches in ADHD and dementia. Previously, he served as Global Commercial Head and Executive Director at AstraZeneca, directing the launch of Evrenzo® (roxadustat), a first-in-class anemia therapy. Earlier in his career, he held leadership roles at Shire, Adolor, Novartis, and Bayer. Mr. Sullivan holds a B.S. in Business Administration from Widener University.

There are no arrangements or understandings between Mr. Sullivan and any other person pursuant to which he was selected as officer of the Company.

Mr. Sullivan does not have any family relationships with any director or executive officer of the Company, and there are no related party transactions involving Mr. Sullivan that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Sullivan’s appointment, the Company entered into an Offer Letter dated January 30, 2026 (the “Offer Letter”), pursuant to which he will receive:

●	Base Salary of $425,000 per year;
●	Target annual bonus opportunity of 40% of base compensation, subject to achievement of targets agreed upon; and
●	40,000 restricted stock units (RSUs): 25,000 RSUs will vest when Harrow’s revenue reaches $230,000,000 in a calendar quarterly period, 15,000 RSUs will vest after 3 years from the date of the award.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Offer Letter dated January 30, 2026 by and between Harrow, Inc and Patrick W. Sullivan

99.1	Press release, dated February 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2026	HARROW, INC.

	By:	/s/ Andrew R. Boll
Andrew R. Boll
President and Chief Financial Officer